UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2005
VISTACARE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50118 (Commission File Number)	06-1521534 (IRS Employer Identification No.)
4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 648-4545

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 19, 2005, VistaCare, Inc. submitted a letter and Plan of Correction to the Centers for Medicare and Medicaid Services (“CMS”) regarding its Indianapolis and Terre Haute, Indiana locations. A copy of the letter and Plan of Correction will be made available on VistaCare’s web site at www.vistacare.com under the “Investor Relations — News and Events — Other Information” tabs. Information contained in VistaCare’s web site is not part of this Report and is not incorporated herein by reference. VistaCare will provide a copy of the letter and Plan of Correction submitted to CMS upon request made by writing to VistaCare at its principal executive offices at 4800 North Scottsdale Road, Suite 5000, Scottsdale, Arizona 85251. Requests for the letter and Plan of Correction should be directed to the attention of VistaCare’s Corporate Secretary.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.
Date: October 20, 2005	By:	/s/ Stephen Lewis
		Name:	Stephen Lewis
		Title:	Secretary

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